Exhibit 32.2

CHIPPAC, INC.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2003

I, Robert Krakauer, in my capacity as Chief Financial Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Annual Report on Form 10-K filed by ChipPAC with the Securities and Exchange Commission on March 12, 2004 (the “Report”), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

IN WITNESS WHEREOF, the undersigned has executed this CFO Certification as of the 12th day of March 2004.

/s/ ROBERT KRAKAUER

Robert Krakauer
Chief Financial Officer and Executive Vice President